UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     January 20, 2004


                              Jefferies Group, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                       1-14947                95-4719745
  (State or other jurisdiction of    (Commission File Number)     (IRS Employer
           incorporation)                                    Identification No.)


520 Madison Avenue, 12th Floor, New York, New York                      10022
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: 212-284-2550

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 12.  Results of Operations and Financial Condition.


On January 20, 2004, Jefferies Group, Inc. issued a press release announcing financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Jefferies Group, Inc.



Date: January 20, 2004                  /s/ Lloyd H. Feller
                                       -----------------------------
                                       Lloyd H. Feller
                                       Executive Vice President,
                                       General Counsel and Secretary



                                INDEX TO EXHIBITS

Exhibit No.       Description
-------------     ----------------
         99.1     January 20, 2004 press release issued by Jefferies Group, Inc.